UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest reported)            July 1, 2004
                                              --------------------------------

                            Advanced Biotherapy, Inc.
                            -------------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                    0-26323                  51-0402415
----------------------------    -----------------    ---------------------------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)           Identification No.)


6355 Topanga Canyon Boulevard, Suite 510         91367
----------------------------------------       ---------
Woodland Hills, California                     (Zip Code)
--------------------------
(Address of principal executive offices)


Registrant's telephone number, including area code   (818) 883-6716
                                                    ----------------

Item 5.  OTHER EVENTS.

     The Registrant reported that Advanced Biotherapy, Inc. announced the submission of a patent application to the U.S. Patent and Trademark Office for the treatment of acne vulgaris (pimples). This new approach is based on the encouraging results of preliminary studies conducted at the Russian State Medical University, which used the Company's investigational anti-inflammatory therapy to treat this skin disease.


EXHIBIT

Designation                                     Description of Exhibit
99.1                                            Press Release dated 06/30/04





                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ADVANCED BIOTHERAPY, INC.
                                                 (Registrant)


Date:  July 1, 2004                        By:  /s/ Edmond Buccellato
                                                --------------------------------
                                                    Edmond Buccellato, President
                                                     and CEO




                                INDEX TO EXHIBITS


Exhibit                                            Description
-------                                            -----------

99.1                                               Press Release dated 06/30/04